UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Information required in Proxy Statement
Schedule 14A Information

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.        )

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THE CHILE FUND, INC. THE FIRST ISRAEL FUND, INC. THE LATIN AMERICA EQUITY FUND, INC. THE INDONESIA FUND, INC.
(Name of Registrant as Specified In Its Charter)
Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE CHILE FUND, INC.

THE FIRST ISRAEL FUND, INC.

THE LATIN AMERICA EQUITY FUND, INC.

THE INDONESIA FUND, INC.

ELEVEN MADISON AVENUE

24TH FLOOR

NEW YORK, NEW YORK 10010

NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS
To Be Held on April 26, 2007

TO THE SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meetings of Shareholders of each of the funds listed above (each a “Fund” and collectively, the “Funds”) (each a “Meeting” and collectively, the “Meetings”) will be held at the offices of Credit Suisse Asset Management, LLC, Eleven Madison Avenue (between 24th and 25th streets), 24th Floor, New York, New York 10010, on the following dates and times:

The First Israel Fund, Inc. (“ISL”)	April 26, 2007	2:30 p.m.
The Chile Fund, Inc. (“CH”)	April 26, 2007	3:30 p.m.
The Latin America Equity Fund, Inc. (“LAQ”)	April 26, 2007	4:00 p.m.
The Indonesia Fund, Inc. (“IF”)	April 26, 2007	4:30 p.m.

The purpose of the Meetings is to consider and act upon the following proposal for each Fund and to consider and act upon such other matters as may properly come before the Meetings or any adjournments thereof:

1.                                       CH — To elect two Directors for a three-year term and one Director for a two-year term;

ISL — To elect two Directors for a three-year term;

LAQ — To elect two Directors for a three-year term; and

IF — To elect one Director for a three-year term.

This item is discussed in greater detail in the attached Joint Proxy Statement.

The close of business on February 26, 2007 has been fixed as the record date for the determination of the shareholders of each Fund entitled to notice of, and to vote at, the Meetings.

This notice and related proxy material are first being mailed to shareholders on or about March 2, 2007.

By Order of each Board of Directors

J. Kevin Gao
Secretary

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETINGS IN PERSON, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE MEETINGS.  ACCORDINGLY, PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) PROMPTLY.  NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.  IT IS IMPORTANT THAT YOUR PROXY CARD(S) BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

Dated: March 2, 2007

New York, New York

(This page has been left blank intentionally.)

THE CHILE FUND, INC.

THE FIRST ISRAEL FUND, INC.

THE LATIN AMERICA EQUITY FUND, INC.

THE INDONESIA FUND, INC.

(each a “Fund” and collectively, the “Funds”)

Eleven Madison Avenue

24th Floor

New York, New York 10010

Joint Proxy Statement for the

Annual Meetings of Shareholders

To Be Held on April 26, 2007

This Joint Proxy Statement is furnished in connection with a solicitation of proxies by the Boards of Directors (each a “Board” and collectively, the “Boards”) of the Funds for use at the Annual Meetings of Shareholders of the Funds to be held at the offices of Credit Suisse Asset Management, LLC (“Credit Suisse”), Eleven Madison Avenue (between 24th and 25th Streets), 24th Floor, New York, New York 10010 on April 26, 2007 for all the Funds, and at any adjournments thereof (each a “Meeting” and collectively, the “Meetings”).  A Notice of Annual Meetings of Shareholders and a proxy card (the “Proxy”) accompany this Joint Proxy Statement.

Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph, or personal interviews conducted by officers or employees of the Funds, Credit Suisse, the investment adviser to the Funds, Bear Stearns Funds Management Inc., the administrator of the Funds (the “Administrator”), or D.F. King & Co., Inc. (“D.F. King”), a proxy solicitation firm that has been retained by each Fund and which will receive a fee not to exceed $1,500 per Fund and will be reimbursed for its reasonable expenses.  All costs of solicitation, including (a) printing and mailing of this Joint Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of each Fund’s shares, (c) payment of D.F. King for its services in soliciting Proxies and (d) supplementary solicitations to submit Proxies, will be borne one-fourth by each Fund.  This Joint Proxy Statement is expected to be mailed to shareholders on or about March 2, 2007.

Credit Suisse has its principal executive office at Eleven Madison Avenue, 24th Floor, New York, New York 10010.  The Administrator has its principal executive office at 383 Madison Avenue, 23rd Floor, New York, New York 10179.  Celfin Capital Servicios Financieros S.A. (“Celfin”), located at Apoquindo 3721, Piso 19, Santiago, Chile, serves as Chilean investment sub-adviser and Chilean sub-administrator to The Chile Fund, Inc. (“CH”) and The Latin America Equity Fund, Inc. (“LAQ”).  Credit Suisse Asset Management Limited (“Credit Suisse Australia”), located at Level 31, Gateway Building, 1 Macquarie Place, Sydney, NSW 2000, serves as investment sub-adviser to The Indonesia Fund, Inc. (“IF”).  Credit Suisse Asset Management Limited (“Credit Suisse UK”), located at One Cabot Square, London, UK  E14 4QJ, and Analyst Exchange and Trading Services, Ltd., located at 46 Rothschild Blvd., Tel Aviv, Israel, 66883 serve as investment sub-advisers to The First Israel Fund, Inc. (“ISL”).

The Annual Reports, containing audited financial statements for the fiscal year ended December 31, 2006 for CH, ISL, LAQ and IF accompany this Joint Proxy Statement.  They are not to be regarded as proxy-soliciting material.

If an enclosed Proxy is properly executed and returned in time to be voted at the Meeting to which it relates, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy.  If no instructions are marked on the Proxy, the Proxy will be voted “FOR” the election of each Fund’s nominee(s) for Director, and, in accordance with the judgment of the persons named in the Proxy on any matters that may properly come before the Meetings and that are deemed appropriate.  Any shareholder giving a Proxy has the power to revoke it by mail (addressed to the Secretary of the relevant Fund, c/o Credit Suisse Asset Management, LLC, Eleven Madison Avenue, 24th Floor, New York, New York 10010) or in person at the Meeting by executing a superseding Proxy or by submitting a notice of revocation.

A quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of a Fund entitled to vote at a Meeting.  In the event that a quorum is not present at a Meeting, the holders of a majority of the shares present in person or by proxy will have the power to adjourn such Meeting, without notice other than an announcement at such Meeting, until the requisite number of shares entitled to vote at such Meeting is present.  In the event that a quorum is present at a Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of that Meeting to permit further solicitation of Proxies.  Any such adjournment will require the affirmative vote of a majority of a Fund’s shares represented at the Meeting in person or by proxy, and the persons named as proxies will vote those Proxies that they are entitled to vote “FOR” any proposal in favor of such adjournment and will vote those proxies required to be voted “AGAINST” any proposal against any such adjournment.  Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting must take place not more than 120 days after the record date.  At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting.  If a quorum is present, a shareholder vote may be taken on one or more of the proposals properly brought before the meeting prior to any adjournment if sufficient votes have been received and it is otherwise appropriate.

For purposes of determining the presence of a quorum for transacting business at a Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted.  Accordingly, shareholders are urged to forward their voting instructions promptly.

The election of a Director at each Meeting will require that the successful candidate(s) receive a plurality of the votes cast at a Meeting in person or by proxy.  Because abstentions and broker non-votes are not treated as shares voted, any abstentions and broker non-votes would have no impact on the elections.

Credit Suisse and its affiliates have advised the Funds that they intend to vote the shares over which they have voting power at the Meetings, including shares that are held directly or on behalf of employees, in the manner instructed by the customers or employees for which such shares are held.

Each Fund has one class of shares of capital stock, par value $0.001 per share (the “Shares”).  Each Share of a Fund is entitled to one vote at that Fund’s Meeting, and fractional Shares are entitled to a proportionate share of one vote.  On the record date, February 26, 2007, the following number of Shares of each Fund were issued and outstanding:

CH	10,139,926 Shares
ISL	4,259,295 Shares

LAQ	6,322,240 Shares
IF	8,266,286 Shares

This Joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement for each Fund and, because shareholders may own Shares of more than one Fund, to avoid burdening shareholders with more than one proxy statement.  To the extent information regarding common ownership is available to the Funds, a shareholder who owns of record Shares in more than one Fund will receive a package containing this Joint Proxy Statement and Proxies for each Fund in which that shareholder owns Shares.  If information relating to common ownership is not available to the Funds, a shareholder who beneficially owns Shares in more than one Fund may receive more than one package, each containing this Joint Proxy Statement and a Proxy for a single Fund.  It is essential that shareholders complete, date, sign and return EACH enclosed Proxy.

In order that your Shares may be represented at the Meeting(s), you are requested to:

•                                          indicate your instructions on the Proxy;

•                                          date and sign the Proxy;

•                                          mail the Proxy promptly in the enclosed envelope; and

•                                          allow sufficient time for the Proxy to be received and processed on or before the commencement of the applicable Meeting(s) on the dates and at the times indicated below.

ISL	April 26, 2007	2:30 p.m.
CH	April 26, 2007	3:30 p.m.
LAQ	April 26, 2007	4:00 p.m.
IF	April 26, 2007	4:30 p.m.

PROPOSAL 1:  ELECTION OF DIRECTORS

The only proposal to be submitted at the Meetings will be the election of Directors.  If elected, each Director will hold office for the term set forth below and until his successor is elected and qualified.

Pursuant to each Fund’s Articles of Incorporation, each Board is divided into three classes, each class having a term of three years.  Each year the term of one class will expire.  Each nominee will serve until the Annual Meeting in the year noted below of the Fund(s) on the Board(s) of which he sits or until his successor is elected and qualified.  Each nominee has indicated an intention to serve if elected and has consented to being named in this Joint Proxy Statement.  The nominees for election to the Boards of the Funds are as follows:

CH:	Lawrence J. Fox (Class II Director, three-year term ending 2010)
Martin M. Torino (Class II Director, three-year term ending 2010)
Lawrence D. Haber (Class I Director, two -year term ending 2009)
LAQ:	Martin M. Torino (Class I Director, three-year term ending 2010)
Lawrence D. Haber (Class I Director, three-year term ending 2010)
IF:	James J. Cattano (Class I Director, three-year term ending 2010)
ISL:	Phillip Goldstein (Class I Director, three-year term ending 2010)

Lawrence J. Fox (Class I Director, three-year term ending 2010)

Information about each nominee is set forth in more detail below.

The following tables set forth certain information regarding the nominees for election to the Boards of the Funds, Directors whose terms of office continue beyond the Meetings, and the principal officers of the Funds.  The current terms of office of each Fund’s officers will end at the applicable Board of Directors’ meeting next following the Meeting.

DIRECTORS

NAME, ADDRESS AND DATE OF BIRTH	POSITION(S) HELD WITH FUND(S)	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR

NON-INTERESTED NOMINEES FOR DIRECTOR:
James J. Cattano c/o Primary Resources, Inc. 5100 Tamiami Trail N. Naples, FL 34103 Date of Birth: 06/24/43	CH, LAQ and ISL: Director, Audit Committee Chairman and Nominating Committee Member	CH: Since 1989; current term ends at the 2008 annual meeting LAQ: Since 1990; current terms ends at the 2008 annual meeting ISL: Since 2005; current term ends at the 2008 annual meeting	President, Primary Resources, Inc. (an international trading and manufacturing company specializing in the sale of agricultural commodities throughout Latin American markets) since October 1996	6	None
Lawrence J. Fox One Logan Square 18th & Cherry Streets Philadelphia, Pennsylvania 19103 Date of Birth: 07/17/43	CH, LAQ and ISL: Director, Nominating and Audit Committee Member IF: Director, Nominating Committee Chairman and Audit Committee Member	LAQ: Since 2006; current term ends at the 2009 annual meeting CH and ISL: current term ends at the 2007 meeting IF: Since 2000; current term ends at the 2008 annual meeting	Partner, Drinker Biddle & Reath (law firm) since 1972	6	Director, Winthrop Trust Company
Phillip Goldstein 60 Heritage Drive Pleasantville, NY 10570 Date of Birth: 01/28/45	ISL: Director, Nominating and Audit Committee Member	ISL: Since 2005; current term ends at the 2007 annual meeting	Investment Adviser, Opportunity Partners L.P. since 1992	2	Director, Brantley Capital Corporation Director, Mexico Equity and Income Fund

NAME, ADDRESS AND DATE OF BIRTH	POSITION(S) HELD WITH FUND(S)	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR

Martin M. Torino c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Date of Birth: 08/14/49	LAQ and CH: Director, Nominating and Audit Committee Member	LAQ: Since 1990; current term ends at the 2007 annual meeting CH: Since 2005; current term ends at the 2007 annual meeting	Chief Executive Officer and Director of Celsur Logistica S.A. (Logistics) since 2002: Chairman of the Board of Ingenio y Refineria San Martin Del Tabacal S.A. (a sugar refinery) from August 1996 to 2000	3	None
INTERESTED NOMINEE FOR DIRECTOR:
Lawrence D. Haber* c/o Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 06/27/51	LAQ, IF and ISL: Director	LAQ: Since 2006; current term ends at the 2007 meeting. IF: Since 2006; current term ends at the 2008 meeting. ISL: Since 2006; current term ends at the 2009 meeting	Managing Director and Chief Operating Officer of Credit Suisse; Member of Credit Suisse’s Management Committee; Chief Financial Officer of Merrill Lynch Investment Managers from 1997 to 2003	6	None
NON-INTERESTED DIRECTORS:
Enrique R. Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Date of Birth: 10/02/41	CH, LAQ and ISL: Chairman of the Board of Directors, Nominating Committee Chairman and Audit Committee Member IF: Chairman of the Board of Directors, Nominating and Audit Committee Member	CH, LAQ, and ISL: Since 1996; Chairman since 2005; current term ends at the 2009 annual meeting IF: Since 2000; Chairman since 2005; current term ends at the 2009 annual meeting	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971	37

Director of Epoch Holding Corporation (an investment management and advisory services company); Director of The Adams Express Company (a closed-end investment company); Director of Petroleum and Resources Corporation (a closed-end investment company)

Steven N. Rappaport c/o Lehigh Court, LLC 40 East 52nd Street New York, New York 10022 Date of Birth: 07/10/48	CH, LAQ, IF and ISL: Director, Nominating and Audit Committee Member	CH: Since 2003; current terms ends at the 2008 annual meeting IF: Since 2005, current term ends at the 2009 annual meeting LAQ: Since 2005; current term ends at the 2008 annual meeting ISL: Since 2005; current term ends at the 2008 annual meeting	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present; Transition Adviser to SunGard Securities Finance, Inc. from February 2002 to July 2002; President of SunGard Securities Finance, Inc. from 2001 to February 2002; President of Loanet, Inc. (an on-line accounting service) from 1997 to 2001	37

Director of iCAD, Inc. (a surgical and medical instruments and apparatus company); Director of Presstek, Inc. digital imaging technologies company); Director of Wood Resources LLC (a plywood manufacturing company)

OFFICERS

NAME, ADDRESS AND DATE OF BIRTH	POSITIONS(S) HELD WITH FUND(S)	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS

Matthew J. K. Hickman Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 01/21/64	CH and LAQ: Chief Investment Officer	CH and LAQ: Since 2004

Director of Credit Suisse; Associated with Credit Suisse since December 2003; Financial Advisor with Global Advisors from July 2003 to November 2003; General Manager of Compass Group Investment Advisors S.A. from February 2002 to July 2003; Financial Advisor with Credit Suisse First Boston from August 2000 to February 2002; Director ABN AMRO from September 1998 to August 2000; Officer of other Credit Suisse Funds

NAME, ADDRESS AND DATE OF BIRTH	POSITIONS(S) HELD WITH FUND(S)	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS

Neil Gregson	ISL: Chief Investment Officer	ISL: Since 2004	Managing Director of Credit Suisse Asset
c/o Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 05/10/62			Management Limited; Associated with Credit Suisse since 1990
Boon Hong Yeo c/o Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 05/02/60	IF: Chief Investment Officer	IF: Since 2003

Director of Credit Suisse Australia; Director of AIB Govett (Asia) Limited from October 2001 to April 2002; Managing Director of Zenith Asset Management Singapore from January 2001 to September 2001; Associate Director of CMG First State Singapore from 1994 to 2000

Keith M. Schappert Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 1/14/51	CH, LAQ, IF and ISL: Chief Executive Officer and President	CH, LAQ, IF and ISL: Since 2007

Executive Vice Chairman and Head of Asset Management for Americas; Managing Director of Credit Suisse; Associated with Credit Suisse since 2006; Chief Executive Officer and President of Federated Investment Advisory companies from 2002 to March 2006; Chief Executive Officer and President of JP Morgan Investment Management from April 1994 to November 2001; Officer of other Credit Suisse Funds

Michael A. Pignataro Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 11/15/59	CH, LAQ, IF and ISL: Chief Financial Officer	CH, LAQ, IF and ISL: Since 1993	Director and Director of Fund Administration of Credit Suisse; Associated with Credit Suisse or its predecessor since 1984; Officer of other Credit Suisse Funds
Emidio Morizio Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 09/21/66	CH, LAQ, IF and ISL: Chief Compliance Officer	CH, LAQ, IF and ISL: Since 2004

Director and Global Head of Compliance of Credit Suisse; Associated with Credit Suisse since July 2000; Vice President and Director of Compliance of Forstmann-Leff Associates from 1998 to June 2000; Officer of other Credit Suisse Funds

J. Kevin Gao Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 10/13/67	CH, LAQ, IF and ISL: Senior Vice President and Secretary since 2004, and Chief Legal Officer since 2006	CH, LAQ, IF and ISL: Since 2004

Director and Legal Counsel of Credit Suisse; Associated with Credit Suisse since July 2003; Associated with the law firm of Willkie Farr & Gallagher LLP from 1998 to 2003; Officer of other Credit Suisse Funds

Robert Rizza Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 12/09/65	CH, LAQ, IF and ISL: Treasurer	CH, LAQ, IF and ISL: Since 1999	Vice President of Credit Suisse; Associated with Credit Suisse since 1998; Officer of other Credit Suisse Funds

*                                         Mr. Haber is an “interested person” of the Fund (as defined in the Investment Company Act of 1940 (the “1940 Act”)) by virtue of his current position as an officer of Credit Suisse.  Mr. Haber was a member of the CH Board until his resignation on May 17, 2006.

Set forth in the table below is the dollar range of equity securities in each Fund and the aggregate dollar range of equity securities in the Credit Suisse Family of Investment Companies (as defined below) beneficially owned by each Director or nominee.

NAME OF DIRECTOR OR NOMINEE	DOLLAR RANGE OF EQUITY SECURITIES OWNED*(1)(2)	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL FUNDS OVERSEEN BY DIRECTOR OR NOMINEE IN CREDIT SUISSE FAMILY OF INVESTMENT COMPANIES*(1)(3)

NON-INTERESTED NOMINEES FOR DIRECTOR:
James J. Cattano	CH: C	E
LAQ: C
ISL: B
Lawrence J. Fox	CH: B	D
LAQ: B
IF: B
ISL: B
Phillip Goldstein	ISL: B	E
Martin M. Torino	CH: B	D
LAQ: C
INTERESTED NOMINEE FOR DIRECTOR:
Lawrence D. Haber	LAQ: C	E
IF: C
ISL: C
NON-INTERESTED DIRECTORS:
Enrique R. Arzac	CH: C	E
LAQ: D
IF: C
ISL: D
Steven N. Rappaport	CH: C	E
LAQ: D
IF: D
ISL: D

*                                         Key to Dollar Ranges
A.   None
B.   $1 - $10,000
C.   $10,001 - $50,000
D.   $50,001 - $100,000
E.   over $100,000

(1)                                  This information has been furnished by each Director as of December 31, 2006.  “Beneficial Ownership” is determined in accordance with Rule 16a-1(a)(2) promulgated under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

(2)                                  Each Fund’s Directors and officers, in the aggregate, own less than 1% of that Fund’s outstanding equity securities.

(3)                                  “Credit Suisse Family of Investment Companies” means those registered investment companies that share Credit Suisse as the investment adviser and that hold themselves out to investors as related companies for purposes of investment and investor services.

As of December 31, 2006, none of the non-interested nominees for election to the Boards, the non-interested Directors or their immediate family members owned beneficially or of record any class of securities in Credit Suisse or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Credit Suisse.

During the fiscal year ended December 31, 2006, each Director who was not a director, officer, partner, co-partner or employee of Credit Suisse, the Administrator or any affiliate thereof, received an annual fee of $10,000 and $1,000 for each meeting of the Boards attended by him and was reimbursed for expenses incurred in connection with his attendance at the Funds’ Board meetings.  Effective January 1, 2007, the annual fee will increase to $10,800.  The total remuneration paid or accrued by CH, LAQ, ISL and IF during the fiscal year ended December 31, 2006 to all such unaffiliated Directors was $88,083, $74,083, $77,083 and $66,000, respectively.  Each Director of CH, LAQ, IF and ISL receives fifty percent of his annual fee in the form of shares purchased by the Fund’s transfer agent in the open market on his behalf.

During the fiscal year ended December 31, 2006 for ISL, LAQ and IF, each Board convened six times.  During the fiscal year ended December 31, 2006, the Board of CH convened nine times.  Each Director attended at least seventy-five percent of the aggregate number of meetings of each Board and any committees on which he served during the period for which he was a Director.

At a meeting of CH’s Nominating Committee held on February 15, 2007, the Nominating Committee (with the nominees abstaining from voting) nominated Mr. Haber for a two-year term and Messrs. Fox and Torino each for a three-year term.  At a meeting of LAQ’s Nominating Committee held on February 15, 2007, the Nominating Committee (with the nominees abstaining from voting) nominated Messrs. Torino and Haber each for a three-year term.  At a meeting of IF’s Nominating Committee held on February 15, 2007, the Nominating Committee (with the nominee abstaining from voting) recommended and nominated Mr. Cattano for a three-year term.  At a meeting of ISL’s Nominating Committee held on February 15, 2007, the Nominating Committee (with the nominees abstaining from voting) nominated Messrs. Goldstein and Fox each for a three-year term.

LEGAL MATTERS

Mr. Phillip Goldstein, nominee for directorship of ISL, is president of Kimball & Winthrop, Inc., the managing general partner of Bulldog Investors General Partnership (“Bulldog Investors”).  The Massachusetts Securities Division has filed a complaint against Bulldog Investors, Mr. Goldstein and a number of other entities and individuals (“Defendants”) alleging that Defendants have violated Massachusetts law.  The allegations stem from content available on Bulldog Investors’ website and material sent via email to an individual requesting information on the website.  The Massachusetts Securities Division alleges that the provision of materials on the website and via email constitutes an unregistered public offering of securities.  The Defendants have answered these allegations and asserted that they have not violated Massachusetts law because they have not solicited investors over their website or via email and that the materials provided on their website and via email do not constitute a public offering and, in any event, are protected speech under the First Amendment.   The issues raised in this litigation do not in any way involve or relate to the Fund, the Adviser or the Sub-Adviser or to any of the Fund’s Directors other than Mr. Goldstein.  Even if the determination is adverse to Mr. Goldstein, such determination will not affect the Fund or its operations.

BOARD COMMITTEES

Each Fund has an Audit Committee consisting of all the Directors who are not interested persons of that Fund and who are independent of that Fund (as such term is defined by the listing standards of the American Stock Exchange (“AMEX”)).  Each of the Audit Committees of ISL, LAQ and IF convened three times during the fiscal year ended December 31, 2006.  The Audit Committee of CH convened four times during the fiscal year ended December 31, 2006.  Each Fund’s Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting that Fund.

Messrs. Arzac, Cattano, Fox, Rappaport and Torino constitute CH’s and LAQ’s Nominating Committee; Messrs.  Arzac, Fox, Francis* and Rappaport constitute IF’s Nominating Committee; and Messrs. Arzac, Cattano, Fox, Goldstein and Rappaport constitute ISL’s Nominating Committee, each of which is composed of Directors who are not interested persons of the applicable Fund and who are independent of that Fund (as such term is defined by the AMEX’s listing standards).  Each Fund’s Nominating Committee convened three times during the fiscal year ended December 31, 2006.

Each Fund’s Nominating Committee selects and nominates Directors.  Each Board has adopted a Nominating Committee Charter (a copy of which is included as Appendix A).  In nominating candidates, each Committee shall take into consideration such factors as it deems appropriate.  These factors may include judgment, skill, diversity, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate’s experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

The Nominating Committee will consider candidates submitted by shareholders or from other sources it deems appropriate.  Any recommendation should be submitted to the Secretary of the Fund, c/o Credit Suisse Asset Management, LLC, Eleven Madison Avenue, 24th Floor, New York, New York 10010.  Any submission should include at a minimum the following information: as to each individual proposed for election or re-election as Director, the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of a Fund that are beneficially owned by such individual, the date such shares were acquired and the

* Mr. Francis will be retiring upon the election of Directors at the upcoming annual meeting of shareholders.

investment intent of such acquisition, whether such stockholder believes such individual is, or is not, an “interested person” of a Fund (as defined in the 1940 Act), and information regarding such individual that is sufficient, in the discretion of the Nominating Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of Directors in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the 1934 Act, and the rules thereunder (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a Director (if elected)).  In the case of any Fund holding a meeting of shareholders, any such submission, in order to be considered for inclusion in the Fund’s proxy statement, should be submitted by a date not later than the 120th calendar day before the date the Fund’s proxy statement was released to security holders in connection with the Fund’s previous year’s annual meeting or, if the Fund has changed the meeting date by more than 30 days or if no meeting was held the previous year, within a reasonable time before the Fund begins to print and mail its proxy statement.  Any such submission must also be submitted by such date and contain such information as may be specified in a Fund’s By-laws, or as required by any relevant stock exchange listing standards.

None of the Funds has a Compensation Committee.

OTHER BOARD-RELATED MATTERS

Shareholders who wish to send communications to the Boards should send them to the address of the relevant Fund and to the attention of that Board.  All such communications will be directed to the Board’s attention.

The Funds do not have a formal policy regarding Board member attendance at the Annual Meetings of Shareholders.

REPORTS OF THE AUDIT COMMITTEES

Pursuant to the Audit Committee Charter adopted by each Fund’s Board (a copy of which is included as Appendix B), the Audit Committee is responsible for conferring with that Fund’s independent registered public accounting firm, reviewing annual financial statements, approving the selection of that Fund’s independent registered public accounting firm and overseeing that Fund’s internal controls.  Each Fund’s Audit Committee charter also contains provisions relating to the pre-approval by the Audit Committee of certain non-audit services to be provided by PricewaterhouseCoopers LLP (“PwC”) to that Fund and to Credit Suisse and certain of its affiliates.  Each Audit Committee advises a Fund’s full Board with respect to accounting, auditing and financial matters affecting the Fund.  The independent registered public accounting firm is responsible for planning and carrying out audits in accordance with standards established by the Public Accounting Oversight Board (United States).

Each Audit Committee has met with the applicable Fund’s management to discuss, among other things, that Fund’s audited financial statements for the fiscal year ended December 31, 2006.  Each Audit Committee has also met with the Funds’ independent registered public accounting firm, PwC, and discussed with it certain matters required by Statement of Auditing Standards No. 61, COMMUNICATIONS WITH AUDIT COMMITTEES, as currently modified or supplemented, including, but not limited to, the scope of that Fund’s audit, that Fund’s financial statements and that Fund’s accounting controls.  Each Audit Committee has received from PwC the letter required by the Securities and Exchange Commission’s (the “SEC”) independence rules describing any relationships between it and the applicable Fund, Credit Suisse and its affiliates that may be thought to bear upon the independence of the independent registered public accounting firm.  Each Audit Committee has discussed with PwC its independence and has considered whether the provision of services by PwC to that Fund, to Credit Suisse and its affiliates was compatible with maintaining PwC’s independence.

The members of the Audit Committees are not professionally engaged in the practice of auditing or accounting and are not employed by a Fund for accounting, financial management or internal control.  Moreover, each Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent registered public accounting firm.  Accordingly, an Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations.  Furthermore, the Audit Committees’ considerations and discussions referred to above do not provide assurance that the audit of a Fund’s financial statements has been carried out in accordance with generally accepted auditing standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based upon these reviews and discussions, each Audit Committee recommended to the Board that the applicable Fund’s audited financial statements be included in that Fund’s 2006 Annual Report to Shareholders for the fiscal year ended December 31, 2006 and be mailed to shareholders and filed with the SEC.

SUBMITTED BY THE AUDIT COMMITTEE OF EACH FUND’S BOARD OF DIRECTORS

CH

Enrique R. Arzac

James J. Cattano
Lawrence J. Fox

Steven N. Rappaport

Martin M. Torino

LAQ

Enrique R. Arzac

James J. Cattano
Lawrence J. Fox

Steven N. Rappaport

Martin M. Torino

IF

Enrique R. Arzac

Lawrence J. Fox

Richard H. Francis

Steven N. Rappaport

ISL

Enrique R. Arzac

James J. Cattano
Lawrence J. Fox

Phillip Goldstein

Steven N. Rappaport

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At meetings held on November 16, 2006, each Fund’s Audit Committee approved the selection of PwC for the fiscal year ending December 31, 2007 for CH, ISL, LAQ and IF.  PwC has been each Fund’s independent registered public accounting firm since each Fund commenced operations, and has informed each Fund that it has no direct or material indirect financial interest in that Fund.  A representative of PwC will be available by telephone at the Meetings and will have the opportunity to make a statement, if the representative so desires, and will be available to respond to appropriate questions.

The information in the table below is provided for services, all approved by the Audit Committee, rendered to CH, LAQ and IF by PwC for its fiscal years ended December 31, 2005 and December 31, 2006 and to ISL by PwC for its fiscal years ended September 30, 2005 and December 31, 2006*.

	2006				2005
	CH	IF	LAQ	ISL	CH	IF	LAQ	ISL

Audit Fees	$58,400	$34,600	$61,600	$50,200	$56,700	$33,800	$59,850	$56,550
Audit-Related
Fees(1)	$3,250	$3,250	$3,250	$3,250	$3,150	$3,150	$3,150	$12,050
Tax Fees(2)	$8,100	$8,100	$8,100	$17,300	$7,860	$7,860	$7,860	$23,860
All Other Fees	$0	$0	$0	$0	$0	$0	$0	$0
Total	$69,750	$45,950	$72,950	$70,750	$67,710	$44,810	$70,860	$92,460

(1)                                  Services include agreed-upon procedures in connection with the Funds’ semi-annual financial statements and, for ISL only, an attestation on the Fund’s compliance with an Israeli tax ruling.

(2)                                  Tax services in connection with the Funds’ excise tax calculations and review of the Funds’ applicable tax returns and for ISL, for services in connection with that fund’s Israeli tax authority filing ($16,000 in 2005 and $9,200 in 2006).

Each Audit Committee is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to each Fund and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to Credit Suisse, and any service provider to the Fund controlling, controlled by or under common control with Credit Suisse that provided ongoing services to the Fund (“Covered Services Provider”), if the engagement relates directly to the operations and financial reporting of the Fund.  Each Audit Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Audit Committee, and the Chairperson shall report to the Audit Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s).  Each Audit Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Audit Committee’s pre-approval responsibilities to other persons (other than Credit Suisse or a Fund’s officers).  Pre-approval by an Audit Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to a Fund, Credit Suisse and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee (or its delegate(s)) prior to the completion of the audit.

The aggregate fees billed by PwC for non-audit services rendered to each of CH, IF and LAQ for the fiscal years ended December 31, 2005 and

*                                         The information in the table above does not include the fees for PwC’s services to ISL for the period from October 1, 2005 to December 31, 2005. The audit fees, audit related fees, tax fees, and all other fees for that period were $32,600, $8,900, $7,860 and $0, respectively.

December 31, 2006 were $11,010 and $11,350, respectively.  The aggregate fees billed by PwC for non-audit services rendered to ISL for the fiscal year ended September 30, 2005, the period from October 1, 2005 to December 31, 2005, and the fiscal year ended December 31, 2006 were $35,910, $16,760 and $20,550, respectively.  These amounts include fees for non-audit services required to be pre-approved by the Funds’ Audit Committees.

The aggregate fees billed by PwC for non-audit services that directly relate to each of CH and LAQ that were rendered to Credit Suisse and any Covered Services Provider for the fiscal years ended December 31, 2005 and December 31, 2006 were $394,000 and $0, respectively.  The aggregate fees billed by PwC for non-audit services that directly relate to ISL that were rendered to Credit Suisse and any Covered Services Provider for the fiscal year ended December 31, 2005, the period from October 1, 2005 to December 31, 2005, and the fiscal year ended December 31, 2006 were $394,000, $0 and $0, respectively.  The aggregate fees billed by PwC for non-audit services that directly relate to IF that were rendered to Credit Suisse and any Covered Services Provider for the fiscal years ended December 31, 2005 and December 31, 2006 were $2,444,000 and $0, respectively.

COMPENSATION

The following table shows certain compensation information for the Directors of each Fund for the calendar year ended December 31, 2006.  All officers of the Funds are employees of and are compensated by Credit Suisse.  None of the Funds’ executive officers or Directors who are also officers or directors of Credit Suisse received any compensation from any Fund for such period.  None of the Funds has any bonus, profit sharing, pension or retirement plans.

					TOTAL
					COMPENSATION
					FROM FUND
					AND FUND
	AGGREGATE COMPENSATION FROM FUND				COMPLEX PAID
NAME OF DIRECTOR	CH	IF	LAQ	ISL	TO DIRECTORS*
NON-INTERESTED NOMINEES FOR DIRECTOR:
James J. Cattano	$20,000	n/a	$15,000	$17,000	$94,361
Lawrence J. Fox	$13,083	$15,000	$11,083	$11,083	$89,250
Phillip Goldstein	n/a	n/a	n/a	$15,000	$30,000
Martin M. Torino	$15,000	n/a	$14,000	n/a	$43,000
INTERESTED NOMINEE FOR DIRECTOR:
Lawrence D. Haber	$0	$0	$0	$0	$0
NON-INTERESTED DIRECTORS:
Enrique R. Arzac	$22,000	$19,000	$19,000	$19,000	$224,196
Steven N. Rappaport	$18,000	$15,000	$15,000	$15,000	$209,358
Richard H. Francis	n/a	$17,000	n/a	n/a	$95,400

*                                         37 funds comprise the Fund complex.  See the “Directors” table for the number of funds each Director serves.

EACH FUND’S BOARD OF DIRECTORS, INCLUDING THE NON-INTERESTED DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE NOMINEES FOR DIRECTOR FOR THAT FUND.

ADDITIONAL INFORMATION

BENEFICIAL OWNERS

Based upon a review of filings made pursuant to Section 13 of the 1934 Act, or such other filings as noted below, as of February 26, 2007: (i) to IF’s knowledge, no shareholder held 5% or more of its Shares; and (ii) the following table shows certain information concerning persons who may be deemed beneficial owners of 5% or more of the Shares of each of CH, LAQ and ISL because they possessed or shared voting or investment power with respect to CH’s, LAQ’s or ISL’s Shares, as applicable:

NAME AND ADDRESS	NUMBER OF SHARES BENEFICIALLY OWNED	PERCENT OF SHARES

CH
Administradora de Fondos de Pensiones de Provida, S.A.* Avenida Pedro de Valdivia 100 Piso 9 Santiago, Chile	2,374,199	23.41%
A.F.P. Habitat S.A.** Avenida Providencia 1909 Piso 9 - Providencia Santiago, Chile	2,164,700	21.35%
LAQ
City of London*** 10 Eastcheap London EC3M 1LX England	1,434,240	22.69%
ISL
OTR Nominee Name for The State Teachers Retirement Board of Ohio**** 275 East Broad Street Columbus, Ohio 43215	219,950	5.16%

*                                         AS STATED IN SCHEDULE 13D FILED WITH THE SEC ON SEPTEMBER 9, 2003.

**                                AS SET FORTH ON THE WEBSITE OF THE CHILEAN SUPERINTENDENCIA DE ADMINISTRADORAS DE FONDOS DE PENSIONES AS OF JANUARY 2007.  THIS SHAREHOLDER PREVIOUSLY FILED A SCHEDULE 13D/A WITH THE SEC ON MAY 19, 2004.

***                           AS STATED IN SCHEDULE 13G FILED WITH THE SEC ON FEBRUARY 6, 2007.

****                    AS STATED IN SCHEDULE 13G FILED WITH THE SEC ON JANUARY 23, 2007.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act require each Fund’s officers and Directors, certain officers and directors of the investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than 10% of the Fund’s Shares to file reports of ownership with the SEC and the Fund.

Based solely upon its review of the copies of such forms received by it and written representations from such persons, to the knowledge of each Fund, for the fiscal year ended December 31, 2006, such forms were filed on a timely basis except that A.F.P. Habitat S.A. has not filed any form to reflect the change in its share ownership as reported to the Chilean Superintendencia De Administradoras De Fondos De Pensiones.

SHAREHOLDER PROPOSALS

Notice is hereby given that for a shareholder proposal to be considered for inclusion in any Fund’s proxy material relating to its 2008 annual meeting of shareholders, the shareholder proposal must be received by that Fund no later than November 1, 2007.  The shareholder proposal, including any accompanying supporting statement, may not exceed 500 words.  A shareholder desiring to submit a proposal must be a record or beneficial owner of Shares with a market value of $2,000 and must have held such Shares for at least one year.  Further, the shareholder must continue to hold such Shares through the date on which the meeting is held.  Documentary support regarding the foregoing must be provided along with the proposal.  There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the 1934 Act.  The timely submission of a proposal does not guarantee its inclusion in a Fund’s proxy materials.

Pursuant to the By-laws of each Fund, at any annual meeting of the shareholders, only such business will be conducted as has been properly brought before the annual meeting.  To be properly brought before the annual meeting, the business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the meeting by or at the direction of the Board, or (iii) otherwise properly brought before the meeting by a shareholder.

For business to be properly brought before the annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the relevant Fund.  To be timely, any such notice must be delivered to, or mailed (certified mail being recommended) to and received by, the relevant Fund c/o Credit Suisse Asset Management, LLC, Eleven Madison Avenue, 24th Floor, New York, New York 10010 not later than 45 days before the date in the then current year corresponding to the date on which the Fund first mailed its notice and proxy materials for the annual meeting held in the prior year; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the preceding year’s annual meeting, notice by such shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which notice or public announcement of the date of such meeting was given or made.  In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a shareholder’s notice as described above.

Any such notice by a shareholder to a Fund shall set forth as to each matter the shareholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Fund’s books, of the shareholder proposing such business, (iii) the class and number of shares of the capital stock of the Fund which are beneficially owned by the shareholder, (iv) a representation that the shareholder is a holder of record of shares of the Fund entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such business, (v) whether the shareholder intends or is part of a group which intends to solicit proxies from other shareholders in support of such business and (vi) any material interest of the shareholder in such business.

A Fund may exercise discretionary voting authority with respect to any shareholder proposals for the 2008 annual meeting of shareholders not included in the proxy statement and form of proxy which are not submitted to the Fund within the time-frame indicated above.  Even if timely notice is received, a Fund may exercise discretionary voting authority in certain other circumstances.  Discretionary voting authority is the ability to vote proxies that shareholders have executed and returned to a Fund on matters not specifically reflected on the form of proxy.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETINGS AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE

ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.  NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

DELIVERY OF PROXY

Only one copy of this Joint Proxy Statement may be mailed to households, even if more than one person in a household is a shareholder of record. If a shareholder needs an additional copy of this Joint Proxy Statement, please contact the Fund at (800) 293-1232. If any shareholder does not want the mailing of this Joint Proxy Statement to be combined with those for other members of your household, please contact the Funds in writing at: Eleven Madison Avenue, 24th Floor, New York, New York 10010 or call the Funds at (800) 293-1232.

OTHER BUSINESS

Management knows of no business to be presented at the Meetings, other than the matters set forth in this Joint Proxy Statement, but should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the relevant Fund.

THE CHILE FUND, INC.

THE FIRST ISRAEL FUND, INC.

THE LATIN AMERICA EQUITY FUND, INC.

THE INDONESIA FUND, INC.

APRIL 26, 2007

The Chile Fund, Inc.

Using a black ink pen, mark your votes with an X as shown in
this example. Please do not write outside the designated areas.	X

Annual Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A  Proposals — The Board of Directors of the Fund unanimously recommends a vote “FOR” the nominees named below.

1. Election of Directors

	For	Withhold		For	Withhold		For	Withhold
01 - Lawrence J. Fox	[ ]	[ ]	02 - Martin M. Torino	[ ]	[ ]	03 - Lawrence D. Haber	[ ]	[ ]
(three-year term)			(three-year term)			(two-year term)

B  Non-Voting Items

Change of Address — Please print your new address below.

C  Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name appears hereon.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by president or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

Proxy — The Chile Fund, Inc.

Eleven Madison Avenue
24th Floor
New York, New York 10010

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

I hereby appoint J. Kevin Gao and Karen Regan, each with the power of substitution, as proxies for the undersigned to vote the shares of The Chile Fund, Inc. (the “Fund”) as to which I am entitled to vote, as shown below, at the Annual Meeting of Shareholders of the Fund (the “Meeting”) to be held on April 26, 2007 at 3:30 p.m., Eastern time, at the offices of the Fund, Eleven Madison Avenue, 24th Floor, New York, New York 10010, and any adjournments thereof.

This proxy when properly executed will be voted in the manner directed therein by the undersigned shareholder. If no direction is made, this proxy will be voted as recommended by the Board of Directors in favor of the Board’s nominees for Director named on the reverse side.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS, CONTINUATIONS OR RESCHEDULINGS THEREOF.

PLEASE VOTE, DATE AND SIGN BELOW AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

The First Israel Fund, Inc.

Using a black ink pen, mark your votes with an X as shown in
this example. Please do not write outside the designated areas.	X

Annual Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A  Proposals — The Board of Directors of the Fund recommends a vote “FOR” the nominees named below.

1. Election of Directors

	For	Withhold		For	Withhold
01 - Philip Goldstein	[ ]	[ ]	02 - Lawrence J. Fox	[ ]	[ ]
(three-year term)			(three-year term)

B  Non-Voting Items

Change of Address — Please print your new address below.

C  Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name appears hereon.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by president or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

Proxy — The First Israel Fund, Inc.

Eleven Madison Avenue
24th Floor
New York, New York 10010

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

I hereby appoint J. Kevin Gao and Karen Regan, each with the power of substitution, as proxies for the undersigned to vote the shares of The First Israel Fund, Inc. (the “Fund”) as to which I am entitled to vote, as shown below, at the Annual Meeting of Shareholders of the Fund (the “Meeting”) to be held on April 26, 2007 at 2:30 p.m., Eastern time, at the offices of the Fund, Eleven Madison Avenue, 24th Floor, New York, New York 10010, and any adjournments thereof.

This proxy when properly executed will be voted in the manner directed therein by the undersigned shareholder. If no direction is made, this proxy will be voted as recommended by the Board of Directors in favor of the Board’s nominees for Director named on the reverse side.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS, CONTINUATIONS OR RESCHEDULINGS THEREOF.

PLEASE VOTE, DATE AND SIGN BELOW AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

The Latin America Equity Fund, Inc.

Using a black ink pen, mark your votes with an X as shown in
this example. Please do not write outside the designated areas.	X

Annual Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A  Proposals — The Board of Directors of the Fund unanimously recommends a vote “FOR” the nominees named below.

1. Election of Directors

	For	Withhold		For	Withhold
01 - Martin M. Torino	[ ]	[ ]	02 - Lawrence D. Haber	[ ]	[ ]
(three-year term)			(three-year term)

B  Non-Voting Items

Change of Address — Please print your new address below.

C  Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name appears hereon.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by president or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

Proxy – The Latin America Equity Fund, Inc.

Eleven Madison Avenue
24th Floor
New York, New York 10010

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

I hereby appoint J. Kevin Gao and Karen Regan, each with the power of substitution, as proxies for the undersigned to vote the shares of The Latin America Equity Fund, Inc. (the “Fund”) as to which I am entitled to vote, as shown below, at the Annual Meeting of Shareholders of the Fund (the “Meeting”) to be held on April 26, 2007 at 4:00 p.m., Eastern time, at the offices of the Fund, Eleven Madison Avenue, 24th Floor, New York, New York 10010, and any adjournments thereof.

This proxy when properly executed will be voted in the manner directed therein by the undersigned shareholder. If no direction is made, this proxy will be voted as recommended by the Board of Directors in favor of the Board’s nominees for Director named on the reverse side.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS, CONTINUATIONS OR RESCHEDULINGS THEREOF.

PLEASE VOTE, DATE AND SIGN BELOW AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

The Indonesia Fund, Inc.

Using a black ink pen, mark your votes with an X as shown in
this example. Please do not write outside the designated areas.	X

Annual Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A  Proposals — The Board of Directors of the Fund unanimously recommends a vote “FOR” the nominee named below.

1. Election of Directors

	For	Withhold
01 - James J. Cattano	[ ]	[ ]
(three-year term)

B Non-Voting Items

Change of Address — Please print your new address below.

C  Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name appears hereon.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by president or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

Proxy — The Indonesia Fund, Inc.

Eleven Madison Avenue
24th Floor
New York, New York 10010

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

I hereby appoint J. Kevin Gao and Karen Regan, each with the power of substitution, as proxies for the undersigned to vote the shares of The Indonesia Fund, Inc. (the “Fund”) as to which I am entitled to vote, as shown below, at the Annual Meeting of Shareholders of the Fund (the “Meeting”) to be held on April 26, 2007 at 4:30 p.m., Eastern time, at the offices of the Fund, Eleven Madison Avenue, 24th Floor, New York, New York 10010, and any adjournment thereof.

This proxy when properly executed will be voted in the manner directed therein by the undersigned shareholder. If no direction is made, this proxy will be voted as recommended by the Board of Directors in favor of the Board’s nominee for Director named on the reverse side.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS, CONTINUATIONS OR RESCHEDULINGS THEREOF.

PLEASE VOTE, DATE AND SIGN BELOW AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.